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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in Registration Statements (Form S-8 Nos. 33-32295, 2-96329, 33-29872, 2-63615, 2-84164, 33-23495 and 33-49836)
and (Form S-3 Nos. 33-25036, 33-27734, 2-97583 and 33-44395) of Bancorp Hawaii,
Inc. and subsidiaries of our report dated January 19, 1994, with respect to the consolidated financial statements of Bancorp Hawaii, Inc. and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 1993.

                                          Ernst & Young

Honolulu, Hawaii
March 28, 1994

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